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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              REEDS JEWELERS, INC.
             (Exact name of registrant as specified in its charter)

               NORTH CAROLINA                                 56-1441702
           (State of incorporation                          (IRS Employer
              or organization)                           Identification No.)

          2525 SOUTH SEVENTH STREET
         WILMINGTON, NORTH CAROLINA                             28401
  (Address of principal executive offices)                    (Zip code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]


Securities Act registration statement file number to which this form relates:
Not Applicable


Securities to be registered pursuant to Section 12(b) of the Act:


        Title of each class                  Name of each exchange on which
        to be so registered                  each class is to be registered
        -------------------                  ------------------------------

     Common Stock, $.10 par value             American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:  None



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, $.10 par value per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1 (File No. 33-10091), as filed with the Securities and Exchange Commission on November 10, 1986, and as amended by Amendment No. 1 to the Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on December 19, 1986.

ITEM 2.   EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:

         2(a)     Articles of Incorporation, as amended.(1)

         2(b)     Bylaws, as amended.(2)

         2(c)     Shareholder Agreement(3)

         2(d) Copy of form of stock certificate for the Registrant's Common Stock.(4)




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         (1)      Incorporated herein by reference to Exhibit 3.1 of the
                  Registrant's Annual Report on Form 10-K for the fiscal year ended February 28, 1991 (File No. 0-15247).

         (2) Incorporated herein by reference to Exhibit 3.2 of the Registrant's Annual Report on Form 10-K for the fiscal year ended February 28, 1991 (File No. 0-15247).

         (3) Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 filed on December 19, 1986 (File No. 33-10091).

         (4) Incorporated herein by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 filed on December 19, 1986 (File No. 33-10091).





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      REEDS JEWELERS, INC.


                                      By: /s/ James R. Rouse
                                          --------------------------------------
                                          James R. Rouse
                                          Treasurer and Chief Financial Officer


Dated:  February 20, 1998